Exhibit 10.1

SIGA Technologies, Inc.

Stock Option Grant Agreement

THIS AGREEMENT, made as of the [●], day of [●], 20__, between SIGA Technologies, Inc. (the “Company”) and [NAME] (the “Participant”).

WHEREAS, the Company has adopted and maintains the SIGA Technologies, Inc. 2010 Stock Incentive Plan, as amended (the “Plan”), to establish a flexible vehicle through which the Company may offer equity-based compensation incentives to eligible personnel of the Company and its subsidiaries in order to attract, motivate, reward and retain such personnel and to further align the interests of such personnel with those of the stockholders of the Company;

WHEREAS, the Plan provides that the Compensation Committee (the “Committee”) of the Board of Directors (or the Board of Directors if it so elects) shall administer the Plan and determine the key persons to whom awards shall be granted and the amount and type of such awards,

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.    Grant of Stock Option. Pursuant to, and subject to, the terms and conditions set forth herein and in the Plan, the Participant has been granted the Option to purchase an aggregate of [●] shares of Common Stock of the Company (the “Optioned Shares”), subject to the terms and conditions of this Agreement and the Plan.

2.    Incorporation of Plan; Definitions. All terms, conditions and restrictions of the Plan are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Plan and this Agreement, the terms and conditions of the Plan, as interpreted by the Committee, shall govern. Except as otherwise provided herein, all capitalized terms used herein shall have the meaning given to such terms in the Plan. For purposes of this Agreement, the following terms shall mean:

(a) “Change of Control” shall mean:

i.

the consummation of a transaction or a series of related transactions pursuant to which any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 (“Exchange Act”)), other than Executive, Executive’s designee(s) or “affiliate(s)” (as defined in Rule 12b-2 under the Exchange Act), or a Permitted Holder, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company’s then outstanding securities; or

ii.

stockholders of the Company approve a merger or consolidation of the Company with any other entity other than a Permitted Holder, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

iii.

the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of, or the Company sells or disposes of, all or substantially all of the Company’s assets other than to a Permitted Holder;

provided, however, that the occurrence of an event described in (i), (ii) or (iii) above shall not constitute a Change of Control unless such event constitutes a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company within the meaning of Section 409A of the Code.

Note: For purposes of the change of control definition, a “Permitted Holder” shall mean MacAndrews & Forbes Holdings Inc. and its subsidiaries or affiliates.

(b) “Change of Control Period” shall mean the two (2) year period following a Change of Control.

(c) “Common Stock” shall mean a share of common stock of the Company, par value $0.0001 per share.

(d) “Grant Date” shall mean [●].

(e) “Qualifying Termination” shall mean:

i.	Termination by the Company Without Cause; or

ii.	Termination by Participant for Good Reason.

1.	For purposes of this Agreement, the term “Good Reason” shall mean any of the following:

a.	a material reduction in Participant’s Base Salary or Target Annual Bonus,

b.	the Company fails to pay the compensation set forth in employment offer or contract,

c.

Participant’s primary work location is relocated more than twenty-five (25) miles from Participant’s primary work location prior to the relocation, unless the parties mutually agree to such relocation, or

iii.

In order to terminate Participant’s employment and services for Good Reason, Participant shall provide the Company with a written notice detailing the specific circumstances alleged to constitute Good Reason within ninety (90) days after the first occurrence of such circumstances (which shall not preclude Participant from asserting Good Reason from a later independent occurrence of the same circumstances), and the Company shall (A) have thirty (30) days following receipt of such notice to cure such circumstances in all material respects; provided that, no termination for Good Reason with respect to a particular event shall occur after the 180th day following the first occurrence of such Good Reason event.

3.    Vesting; Exercise Price.

(a)    The Option will become exercisable according to the following schedule: [●], (each, a “Vesting Date”), subject to the Participant’s continued service through the applicable Vesting Date, except as otherwise provided in Section 5 or Section 6, hereof.

(b)    The purchase price of the Optioned Shares will be $[●], per Share (“Exercise Price” or “Grant Price”).

4.    Term; Method of Exercise.

(a)    Unless earlier terminated pursuant to Section 5 hereof, the Option (or a portion thereof) may be exercised prior to the close of the Nasdaq Stock Market on the day before the tenth (10th) anniversary of the Grant Date (the “Expiration Date”), to the extent vested. If the Nasdaq Stock Market is not open for business on the Expiration Date, the Option will expire at the close of the Nasdaq Stock Market on the business day immediately preceding the Expiration Date.

(b)    The vested portion of the Option may be exercised by the Participant delivering to the Secretary of the Company (i) a written Notice of Intention to Exercise in the form attached hereto as Exhibit A signed by the Participant and specifying the number of Optioned Shares the Participant desires to purchase and (ii) payment, in full, of the Exercise Price for all such Optioned Shares in cash, certified check, surrender of shares of Common Stock of the Company having a value equal to the exercise price of the Optioned Shares as to which the Participant is exercising the Option; provided that, such surrendered shares, if previously acquired by exercise of the Option, have been held by the Participant at least six months prior to their surrender, or by means of a brokered cashless exercise. The Participant may not exercise the Option to purchase a fractional share of Common Stock or fewer than 100 shares of Common Stock, and the Participant may only exercise the Option by purchasing shares in increments of 100 shares of Common Stock unless the Participant is purchasing all of the remaining shares of Common Stock then exercisable under the Option.

5.    Termination of Service.

(a)    Termination of Service for Any Reason Other Than A Qualifying Termination. Upon the Participant’s termination of service with the Company for any reason other than a Qualifying Termination, the unvested portion of the Option will be forfeited by the Participant as of such date without any payment of any consideration by the Company.

(b)    Termination of Service Upon a Qualifying Termination. Upon the Participant’s Qualifying Termination outside of the Change of Control Period, the portion of the Participant’s Option that is outstanding and unvested as of immediately prior to such Qualifying Termination shall fully vest as of the date of such Qualifying Termination and shall remain exercisable for up to the earlier of (i) one (1) year following the date of the Qualifying Termination and (ii) the Expiration Date.

6.    Change of Control Treatment.

(a)    In the event of a Change of Control of the Company in which the outstanding Option is assumed, converted, replaced or substituted for by the Company or successor entity, then such Option shall be eligible to vest subject to the Participant’s continued service through the applicable Vesting Date and shall otherwise be subject to the same terms and conditions as were applicable to the Option (including the terms applicable to termination of service as set forth in Section 5, hereof); provided, that, if the Participant experiences a Qualifying Termination during the Change of Control Period, then any portion of the Option, unvested and outstanding immediately prior to such Qualifying Termination shall vest on the date of such Qualifying Termination and shall remain exercisable for up to the earlier of (i) one (1) year following the date of the Qualifying Termination or (ii) the Expiration Date.

(b)    In the event of a Change of Control of the Company, if the outstanding Option is not assumed, converted, replaced or substituted for by the Company or successor entity, then any portion of the Option, unvested and outstanding immediately prior to such Change of Control shall vest upon the occurrence of the Change of Control.

7.    Restrictions on Transferability. The Option shall not be transferable and may be exercised during the Participant’s lifetime only by the Participant. Any purported transfer or assignment of the Option shall be void and of no effect and shall give the Company the right to terminate the Option as of the date of such purported transfer or assignment. No transfer of the Option by will or by the laws of descent and distribution shall be effective unless the Company shall have been furnished with written notice thereof, and such other evidence as the Company may deem necessary to establish the validity of the transfer and conditions of the Option, and to establish compliance with any laws or regulations pertaining thereto.

8.    Issuance of Shares.

(a)    As a holder of an Option, the Participant shall have the rights of a shareholder with respect to the Optioned Shares only after they shall have been issued to the Participant upon the exercise of this Option. Subject to the terms and provisions of this Agreement and the Plan, the Company shall use its best efforts to cause the Optioned Shares to be issued as promptly as practicable after receipt of the Participant’s Notice of Intention to Exercise.

(b)    The Participant shall not be deemed for any purpose to be, or have rights as, a shareholder of the Company by virtue of the grant of the Option, except to the extent a stock certificate is issued therefor pursuant to Section 8(a) hereof, and then only from the date such certificate is issued.

9.    Adjustments to Exercise Price and Number of Securities. If the Company shall at any time subdivide or combine the outstanding shares of Common Stock, or similar corporate events, the Exercise Price and the number of shares of Common Stock subject to the Option shall be appropriately adjusted.

10.    Withholding Obligations. The Company shall be entitled to require a cash payment by or on behalf of the Participant in respect of any sums required or permitted by federal, state or local tax law to be withheld with respect to the Option, the exercise of the Option or any payment or transfer under or with respect to the Option; provided, that, notwithstanding the foregoing, the Participant shall be permitted to satisfy the applicable tax obligations with respect to the exercise of the Option by cashless exercise, pursuant to which the Company shall repurchase the largest whole number of shares subject to the Option having a Fair Market Value (as defined in the Plan) equal to the applicable tax obligations in accordance with the term of Section 3.6(b) of the Plan.

11.    Securities Matters.

(a)    The Company shall be under no obligation to effect the registration pursuant to the Securities Act of 1933, as amended (the “1933 Act”), of any interests in the Plan or any shares of Common Stock to be issued thereunder or to effect similar compliance under any state laws. The Company shall not be obligated to cause to be issued any shares of Common Stock unless and until the Company is advised by its counsel that the issuance of such shares of Common Stock is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition of the issuance of shares of Common Stock pursuant to the terms hereof, that the Participant make such covenants, agreements and representations, and that any certificates bear such legends as the Committee, in its sole discretion, deems necessary or desirable. The Participant specifically understands and agrees that the shares of Common Stock, if and when issued, may be “restricted securities,” as that term is defined in Rule 144 under the 1933 Act and, accordingly, the Participant may be required to hold the shares of Common Stock indefinitely unless they are registered under such Act or an exemption from such registration is available.

(b)    The Participant represents and warrants to the Company that all shares of Common Stock the Participant may acquire upon the exercise of the Option will be acquired by the Participant for the Participant’s own account for investment and that the Participant will not sell or otherwise dispose of any such shares of Common Stock except in compliance with all applicable federal and state securities laws.

(c)    The Company shall, at all times, reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of any Option, such number of shares of Common Stock or other securities, properties or rights as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Option (or portion thereof) and payment of the Exercise Price thereof, all shares of Common Stock and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder.

12.    Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, must be in a writing signed by such party and shall be effective only to the extent specifically set forth in such writing.

13.    Notices. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made and sent when delivered, or mailed by registered or certified mail, return receipt requested:

(a)    If to the Participant, to the address of the Participant as shown on the books of the Company; or

(b)    If to the Company, to 31 East 62nd Street, New York, NY 10065, or to such other address as the Company may designate by notice to the Participant.

14.    Clawback. In accordance with Section 2.9(b) of the Plan, the Option shall be subject to the clawback policies adopted by the Company from time to time.

15.    Right of Discharge Preserved. Nothing in this Agreement shall confer upon the Participant the right to continue in the service of the Company, or affect any right which the Company may have to terminate such service.

16.    Integration. This Agreement contains the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement, including, without limitation, the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

17.    Counterparts; Electronic Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. The Participant’s electronic signature of this Agreement shall have the same validity and effect as a signature affixed by the Participant’s hand.

18.    Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the provisions governing conflict of laws.

19.    Agreement Binding on Successors. The terms of this Agreement shall be binding upon the Participant and upon the Participant’s heirs, executors, administrators, personal representatives, transferees, assignees and successors in interest, and upon the Company and its successors and assignees, subject to the terms of the Plan.

20.    Severability. If any provision of this Agreement shall be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of this Agreement.

21.    Captions. The caption headings of the sections of this Agreement are for convenience of reference only and are not intended, nor should they be construed as, a part of this Agreement and they shall be given no substantive effect.

22.    Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Participant any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and the Participant.

23.    No Assignment. Notwithstanding anything to the contrary in this Agreement, neither this Agreement nor any rights granted herein shall be assignable by the Participant.

24.    Amendment. No amendment or modification hereof shall be valid unless it shall be in writing and signed by all parties hereto.

25.    Participant Acknowledgment. The Participant hereby acknowledges receipt of a copy of the Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the Plan, this Agreement and the Option shall be final and conclusive. The Participant hereby acknowledges that, in the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorized officer, and the Participant has hereunto signed this Agreement on her own behalf, thereby representing that she has carefully read and understands this Agreement and the Plan as of the day and year first written above.

SIGA TECHNOLOGIES, INC.

Name:	Daniel J. Luckshire
Title:	Executive Vice President and Chief Financial Officer

Name:

Exhibit A

NOTICE OF INTENTION TO EXERCISE STOCK OPTIONS

The undersigned holder of a SIGA Technologies, Inc. Stock Option Agreement dated as of [●], to purchase shares of SIGA Technologies, Inc. common stock hereby gives notice of his or her intention to exercise the Option (or a portion thereof) and elects to purchase [●], shares of SIGA Technologies, Inc. common stock.

Shares of Common Stock should be issued in the name of the undersigned and should be sent to the undersigned at:

_____________________________

_____________________________

_____________________________

_____________________________

Dated this _____ day of ____________________

Social Security Number: ___________________

Name: ___________________________________

_________________________________________

Signature

INSTRUCTIONS: The exercise of the Option is effective on the date the Company has received all of (1) this Notice of Intention to Exercise Stock Options, and (2) payment in full of the exercise price for all shares of Common Stock being purchased pursuant to this Notice. You only may exercise your Option for increments of 100 shares unless you are purchasing all of the remaining shares of Common Stock then exercisable under the Stock Option.